Dynamic HY Bond Fund
HY Bear Fund

each a Series of the
DIREXION FUNDS

Supplement dated October 19, 2010
to the Prospectus dated August 30, 2010

Effective immediately, the Board of Trustees of the Direxion Funds (the “Trust”), has approved revisions to the investment strategies of the Dynamic HY Bond Fund and the HY Bear Fund (each a “Fund” and collectively the “Funds”) as follows:

Dynamic HY Bond Fund
Principal Investment Strategy
In attempting to meet the Fund’s objective, the Adviser will, under normal circumstances, invest at least 80% of the Fund’s net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” and derivatives of such instruments, including derivatives which isolate the credit component of such junk bonds and do not provide general interest rate exposure.  Derivatives securities generally include futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, exchange-traded funds (“ETFs”) and other investment companies, and baskets of high yield securities based on various high yield bond indices.  Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities.  The Adviser will generally create long positions for the Fund.  Given the nature of the Fund’s portfolio, and the fact that a substantial portion of the Fund’s portfolio may seek exposure to the credit component of junk bonds without exposure to interest rates, the Fund’s performance should not be expected to mimic that of the broad junk bond market.

HY Bear Fund
Principal Investment Strategy
In attempting to meet the Fund’s objective, the Adviser will, under normal circumstances, invest at least 80% of the Fund’s net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” and derivatives of such instruments, including derivatives which isolate the credit component of such junk bonds and do not provide general interest rate exposure.  Derivatives securities generally include futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, exchange-traded funds (“ETFs”) and other investment companies, and baskets of high yield securities based on various high yield bond indices.  Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities.  The Adviser will generally create short positions for the HY Bear Fund.  There is no limit on the amount of the HY Bear Fund’s assets which may be invested in short positions.  Given the nature of the Fund’s portfolio, and the fact that a substantial portion of the Fund’s portfolio may seek exposure to the credit component of junk bonds without exposure to interest rates, the Fund’s performance should not be expected to mimic that of the broad junk bond market.

In addition, Loren Norton no longer serves as the Portfolio Manager to the Funds.  Each Fund’s “Management – Portfolio Manager” section is deleted and replaced with the following:

Management
Investment Adviser.  Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers.  The following members lead Rafferty’s investment team that is jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since October 2010	Portfolio Manager
Tony Ng	Since October 2010	Portfolio Manager

All other references to Mr. Norton in the Funds’ Prospectus are hereby deleted.  In addition, the sixth and seventh paragraphs of the “Management of the Funds” section of the Statutory Prospectus are deleted and replaced with the following:

Mr. Brigandi has been a Portfolio Manager for the Funds at Rafferty since June 2004, except for the Dynamic HY Bond Fund and the HY Bear Fund, which he has managed since October 2010.  Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004.  Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager for the Funds at Rafferty since April 2006, except for the Dynamic HY Bond Fund and the HY Bear Fund, which he has managed since October 2010.  Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006.  He was employed with Deutsche Asset Management from 1998 to 2004.  Mr. Ng graduated from State University at Buffalo in 1998.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus.

Dynamic HY Bond Fund
HY Bear Fund

each a Series of the
DIREXION FUNDS

Supplement dated October 19, 2010
to the Statement of Additional Information (“SAI”) dated August 30, 2010

Effective immediately, Loren Norton no longer serves as the Portfolio Manager to Dynamic HY Bond Fund and the HY Bear Fund (the “Funds”).  All references to Mr. Norton in the Funds’ SAI are hereby deleted and the “Management of the Trust – Portfolio Manager” section is revised as follows:

Portfolio Managers

Each Fund is managed by an investment team consisting of Paul Brigandi and Tony Ng.  In addition to the Funds, the team manages the following other accounts as of April 30, 2010:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	38	$5.4 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	1	$54.1 million	0	0

The team’s compensation is paid by Rafferty.  Their compensation primarily consists of a fixed base salary and a bonus.  The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team.  However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts.  The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts.  Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The members of the investment team do not own any shares of the Funds as of April 30, 2010.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the SAI.